 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2016

KVH Industries, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)
05-0420589
(IRS Employer Identification No.)

50 Enterprise Center Middletown, RI	02842
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (401) 847-3327
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

jITEM 5.02.    COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Adoption of the KVH Industries, Inc. 2016 Equity and Incentive Plan

At our annual meeting of stockholders on June 15, 2016, our stockholders approved the KVH Industries, Inc. 2016 Equity and Incentive Plan, or the 2016 Plan. The 2016 Plan provides for, among other things, the issuance of up to 3,000,000 shares of our common stock, plus an additional number of shares (not to exceed 1,716,988) intended to "roll over" into the 2016 Plan shares subject to outstanding awards under our earlier plans that may be forfeited, cancelled, reacquired by us or terminated in the future. Our Amended and Restated 2006 Stock Incentive Plan will continue to govern the terms of awards issued under that plan prior to its expiration.

Amendment and Restatement of the KVH Industries, Inc. Amended and Restated 1996 Employee Stock Purchase Plan

At the annual meeting of stockholders, our stockholders also approved the amendment and restatement of the KVH Industries, Inc. Amended and Restated 1996 Employee Stock Purchase Plan, or the ESPP. Among other changes, the amendments increase the number of shares of common stock reserved for issuance under the ESPP by 1,000,000, from 650,000 to 1,650,000 shares.

We incorporate herein by reference the descriptions of the material terms of the 2016 Plan and the ESPP appearing under the headings “Proposal 2: Approval of KVH Industries, Inc. 2016 Equity and Incentive Plan” and “Proposal 3: Approval of KVH Industries, Inc. Amended and Restated 1996 Employee Stock Purchase Plan”, respectively, in our definitive proxy statement dated as of April 25, 2016.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the annual meeting of stockholders on June 15, 2016, our stockholders voted on (i) a proposal to consider and vote upon the election of Charles R. Trimble and Martin A. Kits van Heyningen as Class II directors for a three-year term; (ii) a proposal to approve the 2016 Plan; (iii) a proposal to approve the ESPP; and (iv) a proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm. Both director nominees were re-elected, and all proposals were approved. The final results of such voting are set forth below.

Proposal #1 - To consider and vote upon the election of two Class II directors for a three-year term.

Name of Director Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Number of Non-Votes
Charles R. Trimble	11,279,152	1,617,979	11,601	2,330,647
Martin A. Kits van Heyningen	11,107,775	1,790,036	10,921	2,330,647

Proposal #2 - To approve the 2016 Plan.

Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Number of Non-Votes
9,966,444	2,931,326	10,962	2,330,647

Proposal #3 - To approve the ESPP.

Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Number of Non-Votes
10,900,010	1,999,220	9,502	2,330,647
Proposal #4 - To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm.

Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Number of Non-Votes
14,996,899	240,573	1,907	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KVH INDUSTRIES, INC.
Date: June 17, 2016	BY:	/s/ FELISE FEINGOLD
Felise Feingold
Vice President and General Counsel